Exhibit 10.2

INTELGENX TECHNOLOGIES CORP.
REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of the 13th day of July, 2009 between IntelGenx Technologies Corp., a Delaware corporation (the “Company”), and Paradigm Capital Inc., Bolder Investment Partners, Ltd. and Union Securities Ltd. (collectively, the “Agents”).

RECITALS

WHEREAS the Company proposes to issue to the Subscribers (as defined herein) special warrants (the “Special Warrants”), each Special Warrant entitling the Subscribers to acquire one unit of the Company. Each unit is comprised of one share of common stock of the Company (the “Unit Shares”) and one common share purchase warrant (the “Warrants”) entitling the Subscribers to subscribe for one share of common stock of the Company (the “Warrant Shares”) pursuant to subscription agreements as described in the Agency Agreement dated July 13, 2009 between the Company and the Agents (the “Agency Agreement”);

AND WHEREAS the Company proposes to issue to the Agents (i) compensation options (the “Compensation Options”) entitling the Agents to acquire shares of common stock of the Company (the “Compensation Option Shares”), and (ii) shares of common stock of the Company (the “Broker Shares”), pursuant to the Agency Agreement;

AND WHEREAS, pursuant to the Agency Agreement, the Company has agreed to effect the registration of the Unit Shares, Warrants, Warrant Shares, Compensation Options, Compensation Option Shares and Broker Shares on the terms and subject to the conditions set forth therein and herein;

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	REGISTRATION RIGHTS.

1.1	Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a)	“Closing” shall mean the closing of the initial sale of the Special Warrants and the issuance of the Compensation Options and Broker Shares;

(b)	“Commission” shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

(c)	“Common Shares” shall mean shares of common stock of the Company;

(d)	“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

(e)

“Holder” shall mean any holder of Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.8 hereof;

(f)

“Registrable Securities” shall mean (i) the Unit Shares, (ii) the Warrants, (iii) the Warrant Shares, (iv) the Compensation Options, (v) the Compensation Option Shares, (vi) the Broker Shares, and (vii) any shares of common stock of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of the securities referenced in (i) to (vi) above, provided, however, that Registrable Securities shall not include (a) any Common Shares sold to the public either pursuant to a registered public offering or Rule 144, or (b) any Common Shares held by a Holder that may immediately be sold under Rule 144(k);

(g)

The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing the Registration Statement, and the declaration or ordering of the effectiveness of such registration statement;

(h)

“Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees and disbursements of counsel for the Holders (which shall not exceed US$5,000) and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, and the compensation of regular employees of the Company, which shall be paid in any event by the Company;

(i)

“Registration Statement” shall mean the registration statement filed by the Company pursuant to the Securities Act relating to the resale of the Registrable Securities by the Holders, and all amendments and supplements to such Registration Statement, including pre- and post-effective amendments;

(j)

“Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission;

(k)	“Securities Act” shall mean the United States Securities Act of 1933, as amended;

(l)	“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities; and

(m)	“Subscribers” shall mean the persons acquiring Registrable Securities in connection with subscription agreements in the form agreed upon by the Agents and the Company.

1.2	Registration

(a)

The Company covenants to prepare and file with the Commission, as promptly as practicable following the Closing and in any event within 30 days after the Closing, a Registration Statement for an offering to be made on a continuous shelf basis following the date of effectiveness covering the resale of the Registrable Securities by the Holders. The Registration Statement shall be on Form S-3, if available, under the Securities Act or another appropriate form selected by the Company permitting registration of the resale of the Registrable Securities by the Holders from time to time. The Company shall use its best efforts to cause the Registration Statement to become effective pursuant to the Securities Act within 120 days after the Closing.

(b)

The Registration Statement shall not be deemed to have become effective under the Securities Act unless it has been filed and has been declared effective under the Securities Act by the Commission and remains effective pursuant to the Securities Act with respect to the disposition of all Registrable Securities on a continuous shelf basis until all such Registrable Securities are sold or cease to be Registrable Securities.

1.3	Expenses of Registration. The Company shall pay all Registration Expenses whether or not such registration shall become effective.

1.4

Registration Procedures. In the case of the registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

(a)	keep such registration effective until all such Registrable Securities are sold or cease to be Registrable Securities;

(b)

prepare and file with the Commission such amendments and supplements to such Registration Statement and any prospectus used in connection with such registration statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

(c)

notify each seller of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which a prospectus, if applicable, included in such registration statement, as then in effect, (i) no longer meets the requirements of Section 10(a)(3) of the Securities Act, or (ii) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and that offers and sales of Registrable Securities in reliance on any such prospectus included in the Registration Statement must cease. Within five (5) business days of such notice, the Company shall prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus used shall meet the requirements of Section 10(a)(3) of the Securities Act, or not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(d)

cause all such Registrable Securities registered pursuant hereunder to be listed or quoted on each securities exchange or quotation service on which similar securities issued by the Company are then, or subsequently, listed;

(e)

use its best efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the Holders to consummate the disposition of the Registrable Securities;

(f)

provide a transfer agent and registrar for all Registrable Securities registered pursuant to the Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(g)	otherwise comply with all applicable rules and regulations of the Commission;

(h)

subject to compliance with the requirements of the Securities Act, cooperate with the Holders to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities sold pursuant to the Registration Statement, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with instructions of the Holders that are provided to the Company;

(i)

in connection with any underwritten offering pursuant to a Registration Statement, the Company will enter into an underwriting agreement with an underwriter selected and retained by the Agents, and reasonably acceptable to the Company in its discretion, in form reasonably necessary to effect the offer and sale of such securities, provided such underwriting agreement contains reasonable and customary terms and provisions;

(j)

furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the Registration Statement becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in a underwritten public offering, (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by the Company’s independent registered public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders participating in such registration, and (iii) other documents and certificates as are customary for offerings of this type;

(k)

use its best efforts to register and qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as each Holder shall request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder; and

(l)	take such other actions as shall be reasonably requested by the Agents to facilitate the registration and sale of the Registrable Securities.

1.5	Indemnification.

(a)

The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any such underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter. It is agreed that the indemnity agreement contained in this Section 1.5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)

Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such other Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Holder provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 1.5 exceed the gross proceeds from the offering received by such Holder.

(c)

Each party entitled to indemnification under this Section 1.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.5, to the extent such failure is not materially prejudicial to such defence. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d)

If the indemnification provided for in this Section 1.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)

The Indemnifying Party agrees to reimburse any Indemnified Party monthly upon receipt of invoice(s) therefor, for the time spent by the Indemnified Party’s personnel where they are required to testify, attend or otherwise respond to any claim at their normal per diem rates.

(f)

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

1.6

Information by Holder. Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

1.7

Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a)

file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time it is subject to such reporting requirements; and

(b)

so long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

1.8

Transfer or Assignment of Registration Rights. The registration rights granted to a Holder by the Company under this Agreement may be transferred or assigned by a Holder provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities being transferred or assigned. Such transferees (other than transferees that acquire the Registrable Securities in a registered public offering or pursuant to a sale under Rule 144) shall automatically be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by the terms and provisions of this Agreement as if it were a party hereto, and shall be deemed to be Holders under this Agreement.

1.9

Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10

Time is of Essence. The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to sell their Registrable Securities as quickly as possible. Any delay on the part of the Company not expressly permitted under this Agreement, whether material or not, shall be deemed a material breach of this Agreement.

1.11

Remedies Upon Default or Delay. The Company acknowledges the breach of any part of this Agreement may cause irreparable harm to a Holder and that monetary damages alone may be inadequate. The Company therefore agrees that the Holder shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit a Holder’s right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

2.

COVENANTS OF THE COMPANY.

The Company hereby covenants and agrees, so long as any Holder owns any Registrable Securities, as follows:

2.1

Maintain Listing. The Company covenants that, once it has registered the Registrable Securities under the Securities Act, it shall maintain the listing or quotation of such securities on each stock exchange or quotation on which such securities are, or subsequently become, listed.

3.	MISCELLANEOUS.

3.1	Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein.

3.2

Third Party Beneficiaries. Each Holder (other than the Agents) shall be a beneficiary of this Agreement and entitled to all of the rights and benefits of this Agreement as if such Holder was a party and signatory to this Agreement and shall, for all purposes, be deemed a Holder under this Agreement. If the Company shall so request, each Holder (other than the Agents) shall agree in writing to be subject to all of the terms hereof.

3.3

Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.4

Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibit hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least 50% of the Registrable Securities (including, in all instances, the Agents) and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder. This Agreement may be amended to add additional stockholders as parties hereto with the consent of the Company and the Agents.

3.5

Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder, as indicated on the list of Holders attached hereto as Exhibit “A”, or at such other address or facsimile number as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at such address or facsimile number as the Company shall have furnished to each Holder in writing. All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

3.6

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

3.7

Rights; Severability. Unless otherwise expressly provided herein, a Holder’s rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3.8

Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

3.9

Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

3.10

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

INTELGENX TECHNOLOGIES CORP.
Per:	/s/ Horst Zerbe
Authorized Signing Officer

PARADIGM CAPITAL INC.
Per:	/s/ Tony Pullen
Authorized Signing Officer

BOLDER INVESTMENT PARTNERS, LTD.
Per:	/s/ Paul Woodward
Authorized Signing Officer

UNION SECURITIES LTD.
Per:	/s/ Jovan Stupar
Authorized Signing Officer

EXHIBIT “A”

LIST OF HOLDERS

(see attached)